Exhibit 10.2

WAIVER AND SUBSCRIPTION AGREEMENT

This waiver and agreement to subscribe for additional securities (this “Agreement”) is made as of the date set forth below, by and between CytoDyn Inc., a Delaware corporation, (the “Company”) and the undersigned (the “Investor”).

WITNESSETH:

WHEREAS, the Company and the Investor are parties to that certain agreement for the purchase of securities, dated as of September 8, 2017 (the “Original Agreement”), pursuant to which the Company previously issued and sold to the Investor certain shares of its common stock, par value $0.001 per share (the “Common Stock”), and certain warrants to purchase shares of Common Stock (the “Warrants”) on the terms specified therein;

WHEREAS, pursuant to the Original Agreement, the Common Stock and Warrants were sold to the Investor at a purchase price of $0.75 per fixed combination of (i) one share of Common Stock and (ii) one-half of one Warrant to purchase one share of Common Stock at an exercise price of $1.00 per share;

WHEREAS, the Warrants sold pursuant to the Original Agreement are currently evidenced by a Common Stock Purchase Warrant (the “Original Warrant Instrument”) substantially in the form attached to the Original Agreement;

WHEREAS, the Company has since offered and sold shares of Common Stock and Warrants to other investors, including clients of Paulson Investment Company, LLC (the “Placement Agent”), at a revised purchase price of $0.65 (the “Revised Purchase Price”) per fixed combination of (i) one share of Common Stock and (ii) one-half of one Warrant to purchase one share of Common Stock at an exercise price of $0.75 per share (the “Revised Warrant Exercise Price” and, together with the Revised Purchase Price, the “Revised Pricing Terms”);

WHEREAS, the Company has determined that it is in the best interests of it and its stockholders to offer the Investor the opportunity to enter into this Agreement in order to receive, for the same Aggregate Purchase Price (as set forth on the signature page hereto), aggregate shares of Common Stock and Warrants reflecting the Revised Pricing Terms; and

WHEREAS, the Company and the Investor have deemed the waiver and release specified in Section 3 hereof to be sufficient consideration for the issuance and sale to the Investor of additional shares of Common Stock (the “Additional Shares”) and additional Warrants (the “Additional Warrants”), and for the reduction in the exercise price of Warrants previously sold to the Investor, in each case pursuant to the Revised Pricing Terms and as set forth on the signature page hereto.

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, the receipt and sufficiency of which is hereby acknowledged, the Company and the Investor hereby agree as follows:

1.    Amendment of Original Warrant Instrument. The Original Warrant Instrument is hereby amended to reflect the Revised Warrant Exercise Price, with effect from the later of the date of this Agreement and the first public annoucement by the Company of the Revised Pricing Terms in a filing with the United States Securities and Exchange Commission (the “Commission”) under Sections 13 or 15(d) of the Securies Exchange Act of 1934, as amended (“the Exchange Act”). The Company shall execute and deliver to the Investor a revised Common Stock Purchase Warrant (the “Revised Warrant Instrument”), substantially in the form attached to the Original Agreement, reflecting the Revised Warrant Exercise Price, evidencing the original number of Warrants (as set forth on the signature page hereto) and conditioned upon surrender of the Original Warrant Instrument to the Company for cancellation. Except as provided herein, the Original Warrant Instrument shall remain in full force and effect according to the provisions thereof.

2.    Subscription. The Investor, intending to be legally bound, hereby irrevocably agrees to accept from the Company the number of Additional Shares set forth on the signature page hereof. In addition, the Investor agrees to accept Additional Warrants to purchase, at the Revised Warrant Exercise Price, the number of additional shares of Common Stock set forth on the signature page hereto (the “Additional Warrant Shares” and, collectively with the Additional Warrants and the Additional Shares, the “Additional Securities”). The Additional Warrants shall be evidenced by a Common Stock Purchase Warrant substantially in the form attached hereto as Exhibit A (the “Additional Warrant Instrument”), to be executed and delivered by the Company to the Investor upon execution of this Agreement.

3.    WAIVER. THE INVESTOR HEREBY WAIVES, RELEASES, DISCHARGES AND GIVES UP ANY AND ALL CLAIMS THAT IT HAS OR MAY HAVE AGAINST THE COMPANY OR, IF APPLICABLE, THE PLACEMENT AGENT, OR ANY OF THE RESPECTIVE AFFILIATES, PREDECESSORS, SUCCESSORS, OFFICERS, DIRECTORS, STOCKHOLDERS, ATTORNEYS, ACCOUNTANTS, AGENTS OR EMPLOYEES OF EACH, AS APPLICABLE, ARISING FROM OR RELATING TO THE ISSUANCE AND SALE OF COMMON STOCK AND WARRANTS PURSUANT TO THE ORIGINAL AGREEMENT. THIS WAIVES AND RELEASES ALL CLAIMS INCLUDING THOSE OF WHICH THE INVESTOR IS NOT AWARE AND THOSE NOT EXPRESSLY MENTIONED IN THIS RELEASE.

4.    Restrictions on Transfer.

(a)    The Investor understands and agrees that the Additional Securities are subject to the transfer restrictions specified herein and in the Additional Warrants, and that the Additional Securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or the securities laws of any state or other jurisdiction; accordingly, the Additional Securities (including the Additional Warrant Shares upon exercise of the Additional Warrants) must be held indefinitely unless they are subsequently registered or unless, in the opinion of counsel reasonably acceptable to the Company, a sale or transfer may be made in

2

compliance with the provisions of this Agreement and the Additional Warrants, as the case may be, and without registration under United States securities laws and the applicable securities laws of any state or other jurisdiction.

(b)    The Investor further agrees that legends may be placed on the Additional Securities restricting the transfer thereof, and that appropriate notations may be made in the Company’s stock books and stop transfer instructions placed with the transfer agent of the Common Stock, each in a manner generally consistent with the foregoing.

(c)    The Investor is aware of the provisions of Rule 144 promulgated under the Securities Act (“Rule 144”) which, in substance, permit limited public resale of “restricted securities” acquired by non-affiliates of the issuer thereof, directly or indirectly, from the issuer (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, if applicable, including, among other things, the availability of certain public information about the Company and the resale occurring not less than six (6) months after the party has purchased and paid for the securities to be sold.

(d)    The Investor further understands that at the time the Investor wishes to sell Additional Securities (including any Additional Warrant Shares issued or issuable upon exercise of the Additional Warrants) there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not have filed all reports and other materials required under Sections 13 or 15(d) of the Exchange Act, other than Form 8-K reports, during the preceding 12 months, and that, in such event, because the Company is a former “shell company” as contemplated under paragraph (i) of Rule 144, Rule 144 will not be available to the Investor.

(e)    The Investor further understands that, because the Company is a former “shell company” as contemplated under paragraph (i) of Rule 144, regardless of the amount of time that the Investor holds the Additional Securities, sales of the Additional Securities may only be made under Rule 144 upon the satisfaction of certain conditions, including that the Company has filed with the Commission, during the 12 months preceding the sale, all quarterly and annual reports required under the Exchange Act, as amended; and that, accordingly, any restrictive legends placed on the Additional Securities cannot be removed except in connection with an actual sale that is subject to an effective registration statement under, or an applicable exemption from the registration requirements of, the Securities Act, and “blanket” removals of any such restrictive legends will not be possible.

(f)    The Investor further understands that in the event all of the requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A promulgated under the Securities Act, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the staff of the Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

3

5.    Representations and Warranties. The Investor hereby acknowledges, represents, warrants, and agrees as follows:

(a)    The Investor is an “accredited investor” as defined in Regulation D promulgated under the Securities Act. The Investor, either alone or together with its representatives, has such knowledge, sophistication, and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Additional Securities, and has so evaluated the merits and risks of such investment. The Investor has reviewed the Company’s Form 10-K for the year ended May 31, 2017, and all filings made by the Company with the Commission thereafter. The Investor has also been afforded the opportunity to ask questions of, and receive answers from, the officers and/or directors of the Company concerning the terms and conditions of the Additional Securities and the information filed with the Commission and to obtain any additional information, to the extent that the Company possesses such information, which the Investor considers necessary and appropriate in order to permit the Investor to evaluate the merits and risks of an investment in the Additional Securities. The Investor is able to bear the economic risk of an investment in the Additional Securities and, at the present time, is able to afford a complete loss of such investment. The Investor is not acquiring the Additional Securities for the account or benefit of any other person. The Investor is acquiring the Additional Securities as principal for its own account, in the ordinary course of its business, and not with a view to or for distributing or reselling such Additional Securities or any part thereof. The Investor has no present intention of distributing any of such Additional Securities and has no agreement or understanding, directly or indirectly, with any person regarding the distribution of such Additional Securities.

(b)    Neither the Commission nor any state securities commission or other regulatory authority has approved the Additional Securities, or passed upon or endorsed the merits of this offering of securities or confirmed the accuracy or determined the adequacy of such offering. This offering of securities has not been reviewed by any federal, state or other regulatory authority.

6.    Reliance. The Investor acknowledges and understands that the Company has agreed to the terms of this Agreement in reliance upon the Investor’s representations, warranties and covenants made in this Agreement.

7.    Modification. This Agreement shall not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

8.    Entire Agreement. This Agreement, the Additonal Warrant Instrument and the Revised Warrant Instrument, together with the Original Agreement and the Original Warrant Instrument (as revised by this Agreement), contain the entire understanding of the parties with respect to the subject matter hereof and thereof, and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into the foregoing documents.

9.    Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.

4

10.    Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

11.    Successors; Third-Party Beneficiary. This Agreement shall be binding upon and inure to the benefit of the Investor and the Company and the respective successors and permitted assigns of each. The Placement Agent shall be a third-party beneficiary, as applicable, solely with respect to the waiver and release set forth in Section 3 and the representations set forth in Section 5 hereof.

12.    Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

13.    EXPIRATION DATE. THIS OFFER IS FOR A LIMITED TIME ONLY AND SHALL EXPIRE IF THE SIGNATURE PAGE TO THIS AGREEMENT IS NOT COMPLETED, EXECUTED BY THE INVESTOR AND RETURNED TO THE COMPANY ON OR BEFORE NOVEMBER 30, 2017.

[Signature page to follow.]

5

Original Aggregate Purchase Price: $

Original Pricing Terms:

Original Purchase Price per Combined Share and One-Half of One Warrant:         $0.75

Original Number of Shares:

Original Number of Warrants / Warrants Shares:

Revised Pricing Terms:

Revised Purchase Price per Combined Share and One-Half of One Warrant:         $0.65

Revised Number of Shares:

Revised Number of Warrants / Warrant Shares:

Additional Securities Issued by this Agreement:

Number of Additional Shares:                                      *

[Difference between Original Number of Shares and Revised Number of Shares]

*	Please indicate by placing an “X” following your preferred form of share issuance:

Certificate:             , or                          Book Entry at Transfer Agent

Number of Additional Warrants / Additional Warrant Shares:                                 **

[Difference between Original Number of Warrants / Warrant Shares and Revised Number of Warrants / Warrant Shares]

** Note:	In addition, the exercise price of all Warrants shall be reduced from $1.00 to $0.75.

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

INVESTOR

By:

Print Name:

Title:

Address:

Email:

Agreed and Accepted:

CYTODYN INC.

By:

Name:
Title:

Dated as of:

[Signature Page to Waiver and Subscription Agreement]

EXHIBIT A

FORM OF ADDITIONAL WARRANT INSTRUMENT

Warrant Number

THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) SUCH TRANSACTION IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT AND THE APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OR (2) THE COMPANY IS PROVDED WITH AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, STATING THAT SUCH TRANSACTION IS IN COMPLIANCE WITH EXEMPTIONS FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS. NO TRANSFER OF ANY INTEREST IN THIS WARRANT OR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY BE EFFECTED WITHOUT FIRST SURRENDERING THIS WARRANT OR SUCH SECURITIES, AS THE CASE MAY BE, TO THE COMPANY OR ITS TRANSFER AGENT, IF ANY.

Warrant to Purchase

Shares of

Common Stock

As Herein Described

                 , 201

WARRANT TO PURCHASE COMMON STOCK OF

CYTODYN INC.

This is to certify that, for value received,                     , or a proper assignee (the “Holder”), is entitled to purchase up to                  shares (“Warrant Shares”) of common stock, $0.001 par value per share (the “Common Stock”), of CytoDyn Inc., a Delaware corporation (the “Company”), subject to the provisions of this Warrant. This Warrant shall be exercisable at seventy-five cents ($0.75) per share (the “Exercise Price”). This Warrant also is subject to the following terms and conditions:

1.    Exercise and Payment; Exchange.

(a) This Warrant may be exercised in whole or in part at any time from and after the date hereof (the “Commencement Date”) through the close of business on September 8, 2022 (the “Expiration Date”), at which time this Warrant shall expire and become void, but if such date is a day on which federal or state chartered banking institutions located in the State of New York are authorized to close, then on the next succeeding day which shall not be such a day. Exercise shall be by presentation and surrender to the Company, or at the office of any transfer agent designated by the Company (the “Transfer Agent”), of (i) this Warrant, (ii) the attached exercise form properly executed, and (iii) a certified or official bank check for the Exercise Price for the number of Warrant Shares specified in the exercise form. If this Warrant is exercised in part only, the Company or the Transfer Agent shall, upon surrender of the Warrant, execute and deliver a new Warrant evidencing the rights of the Holder to purchase the remaining number of Warrant Shares purchasable hereunder. Upon receipt by the Company of this Warrant, the properly executed exercise form, and payment as aforesaid, the Holder shall be deemed to be the holder of record of the Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder. Under no circumstance shall the Company be required to make any cash payments or net cash settlement to the Holder in lieu of delivery of the Warrant Shares.

(b) Conditions to Exercise or Exchange. The restrictions in Section 7 shall apply, to the extent applicable by their terms, to any exercise or exchange of this Warrant permitted by this Section 1.

2.    Reservation of Shares. The Company shall, at all times until the expiration of this Warrant, reserve for issuance and delivery upon exercise of this Warrant the number of Warrant Shares which shall be required for issuance and delivery upon exercise of this Warrant.

3.    Fractional Interests. The Company shall not issue any fractional shares or scrip representing fractional shares upon the exercise or exchange of this Warrant. With respect to any fraction of a share resulting from the exercise or exchange hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current fair market value per share of Common Stock, determined as follows:

(a)    If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such an exchange, the current fair market value shall be the last reported sale price of the Common Stock on such exchange on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the mean of the closing bid and asked prices for such day on such exchange;

(b)    If the Common Stock is not so listed or admitted to unlisted trading privileges on a national securities exchange, the current fair market value shall be the mean of the last bid and asked prices reported on the last business day prior to the date of the exercise of this Warrant by the OTC Markets Group, Inc.; or

(c)    If the Common Stock is not so listed or admitted to unlisted trading privileges on a national securities exchange and bid and asked prices are not so reported, the current fair market value shall be an amount, not less than book value, determined in such reasonable manner as may be prescribed by the Company in good faith.

4.    No Rights as Shareholder. This Warrant shall not entitle the Holder to any rights as a shareholder of the Company, either at law or in equity. The rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

5.    Adjustments in Number and Exercise Price of Warrant Shares.

5.1    The number of shares of Common Stock for which this Warrant may be exercised and the Exercise Price therefor shall be subject to adjustment as follows:

(a)     If the Company is recapitalized through the subdivision or combination of its outstanding shares of Common Stock into a larger or smaller number of shares, the number of Warrant Shares shall be increased or reduced, as of the record date for such recapitalization, in the same proportion as the increase or decrease in the outstanding shares of Common Stock, and the Exercise Price shall be adjusted so that the aggregate amount payable for the purchase of all of the Warrant Shares issuable hereunder immediately after the record date for such recapitalization shall equal the aggregate amount so payable immediately before such record date.

(b)    If the Company declares a dividend on Common Stock payable in Common Stock or securities convertible into Common Stock, the number of shares of Common Stock for which this Warrant may be exercised shall be increased as of the record date for determining which holders of Common Stock shall be entitled to receive such dividend, in proportion to the increase in the number of outstanding shares (and shares of Common Stock issuable upon conversion of all such securities convertible into Common Stock) of Common Stock as a result of such dividend, and the Exercise Price shall be adjusted so that the aggregate amount payable for the purchase of all the Warrant Shares issuable hereunder immediately after the record date for such dividend shall equal the aggregate amount so payable immediately before such record date.

(c)    If the Company distributes to holders of its Common Stock, other than as part of its dissolution or liquidation or the winding up of its affairs, any evidence of indebtedness or any of its assets (other than cash, Common Stock or securities convertible into Common Stock), the Company shall give written notice to the Holder of any such distribution at least fifteen (15) days prior to the proposed record date in order to permit the Holder to exercise this Warrant on or before the record date. There shall be no adjustment in the number of shares of Common Stock for which this Warrant may be exercised, or in the Exercise Price, by virtue of any such distribution.

(d)    If the Company offers rights or warrants to the holders of Common Stock which entitle them to subscribe to or purchase additional Common Stock or securities convertible into Common Stock, the Company shall give written notice of any such proposed offering to the Holder at least fifteen (15) days prior to the proposed record date in order to permit the Holder to exercise this Warrant on or before such record date. There shall be no adjustment in the number of shares of Common Stock for which this Warrant may be exercised, or in the Exercise Price, by virtue of any such distribution.

(e)    If the event, as a result of which an adjustment is made under paragraph (a) or (b) above, does not occur, then any adjustments in the Exercise Price or number of shares issuable that were made in accordance with such paragraph (a) or (b) shall be adjusted to the Exercise Price and number of shares as were in effect immediately prior to the record date for such event.

5.2    In the event of any reorganization or reclassification of the outstanding shares of Common Stock (other than a change in par value or from no par value to par value, or from par value to no par value, or as a result of a subdivision or combination) or in the event of any consolidation or merger of the Company with another entity after which the Company is not the surviving entity, at any time prior to the expiration of this Warrant, upon subsequent exercise of this Warrant the Holder shall have the right to receive the same kind and number of shares of common stock and other securities, cash or other property as would have been distributed to the Holder upon such reorganization, reclassification, consolidation or merger had the Holder exercised this Warrant immediately prior to such reorganization, reclassification, consolidation or merger, appropriately adjusted for any subsequent event described in this Section 5. The Holder shall pay upon such exercise the Exercise Price that otherwise would have been payable pursuant to the terms of this Warrant. If any such reorganization, reclassification, consolidation or merger results in a cash distribution in excess of the then applicable Exercise Price, the Holder may, at the Holder’s option, exercise this Warrant without making payment of the Exercise Price, and in such case the Company shall, upon distribution to the Holder, consider the Exercise Price to have been paid in full, and in making settlement to the Holder, shall deduct an amount equal to the Exercise Price from the amount payable to the Holder. In the event of any such reorganization, merger or consolidation, the corporation formed by such consolidation or merger or the corporation which shall have acquired the assets of the Company shall execute and deliver a supplement hereto to the foregoing effect, which supplement shall also provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided in this Warrant.

5.3    If the Company shall, at any time before the expiration of this Warrant, dissolve, liquidate or wind up its affairs, the Holder shall have the right to receive upon exercise of this Warrant, in lieu of the shares of Common Stock of the Company that the Holder otherwise would have been entitled to receive, the same kind and amount of assets as would have been issued, distributed or paid to the Holder upon any such dissolution, liquidation or winding up with respect to such Common Stock receivable upon exercise of this Warrant on the date for determining those entitled to receive any such distribution. If any such dissolution, liquidation or winding up results in any cash distribution in excess of the Exercise Price provided by this Warrant, the Holder may, at the Holder’s option, exercise this Warrant without making payment of the Exercise Price and, in such case, the Company shall, upon distribution to the Holder, consider the Exercise Price to have been paid in full and, in making settlement to the Holder, shall deduct an amount equal to the Exercise Price from the amount payable to the Holder.

6.    Notices to Holder. So long as this Warrant shall be outstanding (a) if the Company shall pay any dividends or make any distribution upon the Common Stock otherwise than in cash or (b) if the Company shall offer generally to the holders of Common Stock the right to subscribe to or purchase any shares of any class of Common Stock or securities convertible into Common Stock or any similar rights or (c) if there shall be any capital reorganization of the Company in which the Company is not the surviving entity, recapitalization of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or other transfer of all or substantially all of the property and assets of the Company, or voluntary or involuntary dissolution, liquidation or winding up of the Company, then in such event, the Company shall cause to be mailed to the

Holder, at least thirty (30) days prior to the relevant date described below (or such shorter period as is reasonably possible if thirty (30) days is not reasonably possible), a notice containing a description of the proposed action and stating the date or expected date on which a record of the Company’s shareholders is to be taken for the purpose of any such dividend, distribution of rights, or such reclassification, reorganization, consolidation, merger, conveyance, lease or transfer, dissolution, liquidation or winding up is to take place and the date or expected date, if any is to be fixed, as of which the holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such event.

7.    Transfer, Exercise, Exchange, Assignment or Loss of Warrant, Warrant Shares or Other Securities.

7.1    This Warrant may be transferred, exercised, exchanged or assigned (“transferred”), in whole or in part, subject to the following restrictions. This Warrant and the Warrant Shares or any other securities (“Other Securities”) received upon exercise of this Warrant shall be subject to restrictions on transferability until registered under the Securities Act of 1933, as amended (the “Securities Act”), unless an exemption from registration is available. Until this Warrant and the Warrant Shares or Other Securities are so registered, this Warrant and any certificate for Warrant Shares or Other Securities issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Company, stating that this Warrant the Warrant Shares or Other Securities may not be sold, transferred or otherwise disposed of unless, in the opinion of counsel satisfactory to the Company, which may be counsel to the Company, that this Warrant, the Warrant Shares or Other Securities may be transferred without such registration. This Warrant and the Warrant Shares or Other Securities may also be subject to restrictions on transferability under applicable state securities or blue sky laws. Until this Warrant and the Warrant Shares or Other Securities are registered under the Securities Act, the Holder shall reimburse the Company for its expenses, including attorneys’ fees, incurred in connection with any transfer or assignment, in whole or in part, of this Warrant or any Warrant Shares or Other Securities.

7.2    Until this Warrant, the Warrant Shares or other Securities are registered under the Securities Act, the Company may require, as a condition of transfer of this Warrant, the Warrant Shares, or Other Securities, that the transferee (who may be the Holder in the case of an exercise or exchange) represent that such transferee is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act and that the securities being transferred are being acquired for investment purposes and for the transferee’s own account and not with a view to or for sale in connection with any distribution of the security.

7.3    Any transfer permitted hereunder shall be made by surrender of this Warrant to the Company or to the Transfer Agent at its offices with a duly executed request to transfer the Warrant, which shall provide adequate information to effect such transfer and shall be accompanied by funds sufficient to pay any transfer taxes applicable. Upon satisfaction of all transfer conditions, the Company or Transfer Agent shall, without charge, execute and deliver a new Warrant in the name of the transferee named in such transfer request, and this Warrant promptly shall be cancelled.

7.4    Upon receipt by the Company of evidence satisfactory to it of loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of reasonable satisfactory indemnification, or, in the case of mutilation, upon surrender of this Warrant, the Company will execute and deliver, or instruct the Transfer Agent to execute and deliver, a new Warrant of like tenor and date, any such lost, stolen or destroyed Warrant thereupon shall become void.

8.    Representations and Warranties of the Holder. The Holder hereby represents and warrants to the Company with respect to the issuance of the Warrant as follows:

8.1    Experience. The Holder has substantial experience in evaluating and investing in securities in companies similar to the Company so that such Holder is capable of evaluating the merits and risks of such Holder’s investment in the Company and has the capacity to protect such Holder’s own interests.

8.2    Investment. The Holder is acquiring this Warrant (and the Warrant Shares issuable upon exercise of this Warrant) for investment for such Holder’s own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. The Holder understands that this Warrant (and the Warrant Shares issuable upon exercise of the Warrant) have not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Holder’s representations as expressed herein.

8.3    Held Indefinitely. The Holder acknowledges that this Warrant (and the Warrant Shares issuable upon exercise of this Warrant) must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available.

8.4    Accredited Holder. The Holder is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act.

8.5    Legends. The Holder understands and acknowledges that the certificate(s) evidencing the securities issued by the Company will be imprinted with a restrictive legend as referenced in Section 7.1 above.

8.6    Access to Data. The Holder has had an opportunity to discuss the Company’s business, management, and financial affairs with the Company’s management and the opportunity to review the Company’s facilities and business plans. The Holder has also had an opportunity to ask questions of officers of the Company, which questions were answered to its satisfaction.

8.7    Authorization. This Warrant and the agreements contemplated hereby, when executed and delivered by the Holder, will constitute a valid and legally binding obligation of the Holder, enforceable in accordance with their respective terms.

8.8    Brokers or Finders. The Company has not incurred, and will not incur, directly or indirectly, as a result of any action taken by such Holder, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Warrant or any transaction contemplated hereby.

9.    Notices. All notices, requests, demands or other communications hereunder shall be in writing and shall be deemed to have been duly given, if delivered in person or mailed, certified, return-receipt requested, postage prepaid to the address previously provided to the other party, or sent by fax or email (to the extent stated below). Either party hereto may from time to time, by written notice to the other party, designate a different address. If any notice or other document is sent by certified or registered mail, return receipt requested, postage prepaid, properly addressed as aforementioned, the same shall be deemed delivered seventy-two (72) hours after mailing thereof. If any notice is sent by fax or email, it will be deemed to have been delivered on the date the fax or email thereof is actually received, provided the original thereof is sent by certified mail, in the manner set forth above, within twenty-four (24) hours after the fax or email is sent.

10.    Amendment. Any provision of this Warrant may be amended or the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the mutual written consent of the Company and the Holder.

11.    Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York.

[Signature page follows.]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

CYTODYN INC.

By:
Name:	Michael D. Mulholland
Title:	Chief Financial Officer

[Signature Page to Common Stock Purchase Warrant]

FORM OF EXERCISE

To be executed upon exercise of Warrant

(please print)

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Number          certificate, to                  shares of common stock, $0.001 par value per share (“Common Stock”) of CytoDyn Inc. (the “Company”) and herewith tenders payment for such shares of Common Stock to the order of the Company the amount of $0.75 per share in accordance with the terms hereof. The undersigned requests that a certificate for such shares of Common Stock be registered in the name of                      whose address is                     . If said number of shares of Common Stock is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of the shares of Common Stock be registered in the name of                     , whose address is                     , and that such Warrant Certificate be delivered to                     , whose address is                     .

Representations of the undersigned.

a)	The undersigned acknowledges that the undersigned has received, read and understood the Warrant and agrees to abide by and be bound by its terms and conditions.

b)	(i) The undersigned has such knowledge and experience in business and financial matters that the undersigned is capable of evaluating the Company and the proposed activities thereof, and the risks and merits of this prospective investment.

☐  YES    ☐  NO

(ii) If “No”, the undersigned is represented by a “purchaser representative,” as that term is defined in the Securities Act of 1933, as amended (the “Securities Act”) and Regulation D thereunder.

☐  YES    ☐  NO

c)	(i) The undersigned is an “accredited investor,” as that term is defined in the Securities Act and Rule 501 of Regulation D thereunder.

☐  YES    ☐  NO

(ii) If “Yes,” the undersigned comes within the following category of that definition (check one and complete the blanks as applicable):

☐

1. The undersigned is a natural person whose present net worth (or whose joint net worth with his or her spouse), excluding the value of the undersigned’s primary residence, exceeds $1,000,000. For purposes of calculating the undersigned’s present net worth, the undersigned has

1

included the following as liabilities: (i) any indebtedness that is secured by the undersigned’s primary residence in excess of the estimated fair market value of the undersigned’s primary residence at the time of the sale of the shares, and (ii) any incremental debt secured by the undersigned’s primary residence that was incurred in the 60 days before the sale of the shares, other than as a result of the acquisition of the undersigned’s primary residence.

☐	2. The undersigned is a natural person who had individual income in excess of $200,000 in each of the last two years or joint income with the undersigned’s spouse in excess of $300,000 during such two years, and the undersigned reasonably expects to have the same income level in the current year.

☐	3. The undersigned is an officer or director of the Company.

☐	4. The undersigned is a corporation or partnership not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

☐	5. The undersigned is a trust with total assets in excess of $5,000,000 whose purchase is directed by a person with such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of the prospective investment.

☐	6. The undersigned is an entity, all of whose equity owners are accredited investors under paragraphs 1, 2, 3, 4 or 5, above.

d)	The undersigned understands that the shares purchased hereunder have not been registered under the Securities Act, in reliance upon the exemption from the registration requirements under the Securities Act pursuant to Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D thereunder; and, therefore, that the undersigned must bear the economic risk of the investment for an indefinite period of time since the securities cannot be sold, transferred or assigned to any person or entity without compliance with the provisions of the Securities Act.

Submitted by:	Accepted by CytoDyn Inc.:

By:	By:
Date:	Date:
SS/Tax ID:	Tax ID:
Telephone:
Email:

(Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)

2